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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[ ]  Definitive proxy statement

[X]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12


                NUVEEN SELECT MATURITIES MUNICIPAL FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIM-7.97

                NUVEEN SELECT MATURITIES MUNICIPAL FUND, INC.
                          ANNUAL SHAREHOLDER MEETING
          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING ANNUAL MEETING ON JULY 30?
All shareholders of record as of June 2 of the Nuveen Select Maturities Municipal Fund (NIM) are being asked to cast their ballots to elect the fund's Board of Directors and Auditors (Ernst & Young LLP). Shareholders are also voting on whether the fund can redefine the average maturity of the portfolio and the securities in the portfolio.

WHY IS THE FUND'S MANAGEMENT PROPOSING TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES?
The goal of these changes is to ensure continued competitiveness by allowing flexibility similar to competitor funds. Currently, the fund can purchase only municipal bonds having remaining effective maturities of no more than 15 years, and the fund's investment adviser must adjust the fund's portfolio to maintain an average effective maturity of between eight and twelve years.

The fund's management is recommending that the fund be allowed to invest up to 20% of its assets in bonds with longer effective maturities, and to allow the fund's manager to purchase bonds that could bring the fund's average effective maturity constraint to less than eight years.

WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?
During certain market environments, the municipal yield curve provides opportunities beyond fifteen years which, on a risk/reward basis, provide good investment opportunities consistent with the fund's goal of moderating volatility.

Likewise, fund managers can avoid having to sell shorter maturity bonds to buy longer maturity bonds should the fund's average effective maturity dip below eight years, thus avoiding possible taxable capital gains on the sale of the securities.

HAS THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSALS?
Yes. The Board of Directors of the fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 257-8787.